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Exhibit 99.1

July 14, 2009

JANUS CAPITAL GROUP INC. ANNOUNCES
SECOND QUARTER 2009 RESULTS,
INTERIM CEO AND CAPITAL RAISE

Second quarter earnings from continuing operations of $0.10 per diluted share

Long-term net flows of $2.3 billion for the quarter

65%, 84% and 85% of firmwide mutual funds outperformed their
Lipper peer group medians for 1-, 3- and 5-years(1)

Gary Black steps down as CEO; Tim Armour named interim CEO

DENVER—Janus Capital Group Inc. ("JCG") (NYSE: JNS) today announced strong second quarter earnings, the appointment of Tim Armour as interim chief executive officer, and the intent to raise capital through a public offering of common stock and convertible debt. A separate press release was issued today providing details about the proposed capital raise.

Second Quarter 2009 Earnings Results

JCG today reported second quarter net income from continuing operations of $15.8 million, or $0.10 per diluted share, compared with a net loss from continuing operations of $818.1 million, or $5.22 per diluted share in the first quarter 2009 and net income from continuing operations of $65.6 million, or $0.40 per diluted share, in the second quarter 2008. First quarter 2009 included a goodwill and intangible asset impairment charge of $856.7 million, or $5.21 per diluted share, a litigation charge of $7.5 million, or $0.03 per diluted share, and a non-operating impairment charge on unconsolidated seed capital investments of $0.03 per diluted share. The company's operating margin for the second quarter 2009 was 23.5% compared with 34.5% for the second quarter 2008.

(1)
Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Funds included in the analysis are Janus Retail (JIF), Janus Adviser Series Class S Shares (JAD) and Janus Aspen Series Institutional Shares (JAS). The number of funds in each trust is 26, 24 and 12, respectively. Complete Lipper rankings are based on total returns and are on pages 12 and 13.

Appointment of Tim Armour as Interim CEO, Replacing Gary Black

The JCG Board of Directors also announced today that Gary Black has resigned as chief executive officer, effective July 13, 2009. Tim Armour, a Janus Capital Group Director, has been named chief executive officer on an interim basis.

"After much consideration, Gary and the Board have come to the mutual decision that the time is right to bring new leadership to Janus," said Steve Scheid, chairman of the Janus Capital Group Board of Directors. "During Gary's tenure Janus made significant progress on its goals, including strengthening the firm's investment performance and risk-management, revitalizing the Janus brand, generating positive net flows, and building out the firm's product and global distribution platforms. We thank him for his dedication in helping build Janus into a world-class investment organization and wish him well in his future endeavors."

"The firm is in a much stronger place than when I joined, and the time is right for a change," said Black. "Long-term performance is strong, flows have rebounded, we have a broad diversified product platform, and we've built a global distribution footprint across both the intermediary and institutional channels that is gaining market share. I'm proud of the progress Janus has made during the last five years and I am confident that the firm is well positioned to build on that success going forward."

The firm will take a $12.1 million charge, including approximately $6.8 million of cash and $5.3 million of non-cash consideration for the acceleration of Mr. Black's unvested stock, options and mutual fund share awards. The charge will be reflected in the company's third quarter results.

Armour, 60, has more than 20 years of investment industry experience, including 10 years as a senior executive at Morningstar and five years as president of Stein Roe Farnham's mutual fund division. Armour joined the Janus Capital Group Board in March 2008 and served on the Board's strategic planning committee, working closely with Janus' executive leadership on the firm's strategy. Tim will assume day-to-day management of the company and assist the Board with the recruitment of a permanent successor.

"We're bullish about the future of Janus," said CEO Tim Armour. "Despite the challenging economic environment, the fundamentals of our business are strong thanks to strong long-term investment performance, expanded distribution and positive flows. These important achievements position the firm very competitively as we move forward and the market improves."

"Tim's industry experience, combined with his role on the strategic planning committee, will help make this transition seamless," said Scheid. "Importantly, Tim has worked closely with Janus' leadership team, including Janus' co-chief investment officers. We don't anticipate any changes to the investment process or the structure of the investment team, which is serving our shareholders and clients extraordinarily well."

The Janus investment team will continue to report to co-chief investment officers, Jonathan Coleman and Gibson Smith, who have managed Janus' investment team since early 2006 and have been at Janus for 15 and eight years, respectively. INTECH and Perkins Investment Management will continue to be managed independently under their existing leadership structures.

Capital Raise and Tender Offer

JCG also announced today that it intends to concurrently offer $150 million in common shares and $150 million of convertible senior notes due 2014 and that it is offering to repurchase approximately $400 million of the principal amount of outstanding debt in a tender offer.

Flows and Assets Under Management

Average assets under management during the second quarter increased 12.0% to $126.7 billion compared with $113.1 billion during the first quarter 2009. At June 30, 2009, the company's total assets under management were $132.6 billion compared with $110.9 billion at March 31, 2009, and $191.8 billion at June 30, 2008. The increase in firmwide assets during the second quarter reflects $20.0 billion of net market appreciation and long-term net inflows of $2.3 billion.

Investment Performance

Relative long-term investment performance remained strong with approximately 65%, 84% and 85% of firmwide mutual funds in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of June 30, 2009.(2) In addition, 64% of firmwide mutual funds have a 4- or 5-star Overall Morningstar Rating™ at June 30, 2009.(3)

Janus-managed equity mutual funds continue to outperform the majority of peers with 61%, 88% and 82% of equity mutual funds ranking in the top half of their Lipper categories on a one-, three- and five-year total return basis, respectively, as of June 30, 2009.(2)

INTECH's near-term relative investment performance was weak, while longer-term performance remained strong with 33%, 56%, 86% of strategies outperforming their respective benchmarks over the one-, three- and five-year periods, as of June 30, 2009.

Perkins continues to deliver exceptional investment performance with the Mid Cap Value Fund ranked in the top 16% and Small Cap Value Fund ranked in the top 10% of their respective Lipper categories across the one-, three- and five-year periods on a total-return basis as of June 30, 2009.(4)

(2)
Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Funds included in the analysis are JIF, JAD and JAS. The number of funds in each trust is 26, 24 and 12, respectively. Complete Lipper rankings are based on total returns and are on pages 12 and 13.

(3)
Funds included in the Morningstar analysis were JIF, JAD and JAS with at least a three-year history. Morningstar rankings are based on risk-adjusted returns. Complete Morningstar ratings are on pages 14-16.

(4)
Rankings are for the "JIF" investor share class only; other classes may have different performance characteristics. See pages 11 and 12 for complete Lipper rankings. Janus Mid Cap Value Fund and Janus Small Cap Value Fund changed names and are now Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, respectively.

Financial Highlights
(dollars in millions, except per share data or as noted)

	Three Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008
Continuing Operations (Investment Management)
Average Assets (in billions)	$126.7	$113.1	$200.1
Ending AUM (in billions)	$132.6	$110.9	$191.8
Revenues	$200.2	$170.3	$304.2
Operating Expenses*	$153.2	$1,000.1	$199.1
Operating Income (Loss)*	$47.0	$(829.8)	$105.1
Operating Margin*	23.5%	-487.3%	34.5%
Net Income (Loss)*	$15.8	$(818.1)	$65.6
Diluted Earnings (Loss) per Share*	$0.10	$(5.22)	$0.40

*
First quarter 2009 results include goodwill and intangible asset impairment charges totaling $856.7 million, or $5.21 loss per diluted share. The intangible asset impairment charge has an associated non-cash tax benefit of $40.6 million.

Second quarter 2009 revenues of $200.2 million increased 17.6% from first quarter 2009 from higher average assets under management, driven primarily by improving global markets and mutual fund performance fees. Quarter-over-quarter operating expenses, excluding the first quarter 2009 goodwill and intangible asset impairment and litigation charges, increased in the second quarter as a result of higher revenue-based expenses and costs associated with the previously announced July 2009 merger of two of JCG's domestic mutual fund trusts.

Capital and Liquidity

At June 30, 2009, JCG had stockholders' equity of $718 million, cash and investments of $331 million and $1.1 billion of outstanding debt.

Second Quarter 2009 Earnings Call Information

JCG will discuss its results during a conference call on Tuesday, July 14 at 5:30 p.m. Eastern Daylight Time. The call-in number will be 877-301-7574. Anyone outside the U.S. or Canada should call 706-643-3623. The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call. For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Janus Capital Group Inc. (JCG) is a global investment firm offering strategies from three individual investment boutiques: Janus Capital Management LLC (Janus), INTECH Investment Management LLC (INTECH) and Perkins Investment Management LLC (Perkins). Each manager employs a research-intensive approach that is distinct within its respective asset class. This multi-boutique approach enables the firm to provide style-specific expertise across an array of strategies, including growth, value and risk-managed equities, fixed income and alternatives through one common distribution platform.

At the end of June 2009, JCG managed $132.6 billion in assets for shareholders, clients and institutions around the globe. Based in Denver, JCG also has offices in London, Tokyo, Hong Kong and Singapore.

Contacts:

Shelley Peterson, 303-316-5625
Scott Grace, 303-394-7709

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call JCG at (800) 525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

This presentation should not be considered sales material and is not an offer or a solicitation for any securities. Performance information in this material is based on assets that existed prior to the previously announced July 6, 2009 JCG domestic mutual fund trust merger.

Data presented reflects past performance, which is no guarantee of future results. Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (6/09).

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate", "forecast" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These statements are based on the beliefs and assumptions of Company management based on information currently available to management.

Various risks, uncertainties, assumptions and factors that could cause future results to differ materially from those expressed by the forward-looking statements included in this press release include, but are not limited to, risks associated with the appointment of an interim CEO and our ability to identify a permanent CEO and resulting potential disruptions to the Company and our business, risks associated with our proposed capital raising transaction and related debt tender offer, including whether such offers and tender offers will be successful and on what terms they may be completed, and other risks, uncertainties, assumptions and factors specified in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 included under headings such as "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in other filings and furnishings made by the Company with the SEC from time to time. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. Many of these factors are beyond the control of the Company and its management. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Except for the Company's ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

JANUS CAPITAL GROUP INC.
UNAUDITED
CONSOLIDATED STATEMENTS OF INCOME
(dollars in millions, except per share data or as noted)

	Three Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008
Revenues:
Investment management fees	$159.8	$136.8	$239.8
Performance fees	6.5	3.4	11.6
Shareowner servicing fees and other	33.9	30.1	52.8

Total	200.2	170.3	304.2

Operating Expenses:
Employee compensation and benefits	66.2	62.2	91.6
Long-term incentive compensation	14.0	13.4	12.5
Marketing and advertising	8.2	5.6	8.7
Distribution	25.4	20.1	38.2
Depreciation and amortization	8.0	8.9	10.7
General, administrative and occupancy	31.4	33.2	37.4
Goodwill impairment*	—	856.7	—

Total	153.2	1,000.1	199.1

Operating income (loss)*	47.0	(829.8)	105.1
Interest expense	(19.7)	(19.9)	(18.8)
Investment gains (losses), net	0.3	(7.2)	3.0
Other income, net	0.4	—	1.0
Income tax provision*	(8.8)	41.3	(23.8)
Equity in earnings of unconsolidated affiliate	—	—	2.3

Income (loss) from Continuing Operations*	19.2	(815.6)	68.8
Income from Discontinued Operations	—	—	0.7

Net income (loss)*	19.2	(815.6)	69.5
Noncontrolling interest	(3.4)	(2.5)	(3.2)

Net income (loss) attributable to JCG*	$15.8	$(818.1)	$66.3

Diluted weighted average shares outstanding (in millions)	158.9	156.6	162.4
Diluted earnings (loss) per share attributable to JCG common shareholders:
Continuing operations*	$0.10	$(5.22)	$0.40
Discontinued operations	—	—	0.00

Diluted earnings per share*	$0.10	$(5.22)	$0.41

Amounts attributable to JCG common shareholders:
Income (loss) from Continuing Operations*	$15.8	$(818.1)	$65.6
Income from Discontinued Operations	—	—	0.7

Net income*	$15.8	$(818.1)	$66.3

Average Assets Under Management (in billions)	$126.7	$113.1	$200.1

*
First quarter 2009 results include non-cash goodwill and intangible asset impairment charges totaling $856.7 million, or $5.21 loss per diluted share. The intangible asset impairment charge has an associated non-cash tax benefit of $40.6 million.

JANUS CAPITAL GROUP INC.
PRELIMINARY AND UNAUDITED
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in millions)

	June 30, 2009	December 31, 2008
Assets
Cash and cash equivalents	$218.7	$282.6
Marketable securities	112.1	125.3
Other assets	260.6	236.2
Property and equipment, net	53.3	51.1
Intangibles and goodwill, net	1,780.0	2,641.5

Total Assets	$2,424.7	$3,336.7

Liabilities and Stockholders' Equity
Debt	$1,106.1	$1,128.0
Other liabilities	248.1	303.8
Deferred income taxes	352.4	388.1
Stockholders' equity	718.1	1,516.8

Total Liabilities and Stockholders' Equity	$2,424.7	$3,336.7

UNAUDITED CONDENSED CASH FLOW INFORMATION
CONTINUING OPERATIONS
(dollars in millions)

	Three Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008
Cash provided by (used in):
Operating activities	$47.4	$(27.4)	$78.8
Investing activities	(27.6)	(17.6)	6.9
Financing activities	(33.2)	(5.5)	(80.3)

Net change during period	$(13.4)	$(50.5)	$5.4

JANUS CAPITAL GROUP INC.
ASSETS & FLOWS BY INVESTMENT DISCIPLINE
(dollars in billions)

	Three Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008
Growth/Blend
Beginning of period assets	$46.6	$49.5	$76.8
Sales	3.3	2.4	8.9
Redemptions	2.6	3.4	4.7

Net sales (redemptions)	0.7	(1.0)	4.2
Market / fund performance	9.1	(2.0)	0.9

End of period assets	$56.4	$46.6	$81.8

Global/International
Beginning of period assets	$10.7	$10.9	$22.1
Sales	1.2	0.5	1.0
Redemptions	0.5	0.6	0.9

Net sales (redemptions)	0.7	(0.1)	0.1
Market / fund performance	3.3	(0.1)	(1.2)

End of period assets	$14.7	$10.7	$21.0

Mathematical(1)
Beginning of period assets	$38.3	$42.4	$61.2
Sales	1.6	0.9	2.5
Redemptions	1.8	1.4	2.3

Net sales (redemptions)	(0.2)	(0.5)	0.2
Market / fund performance	5.7	(3.5)	—

End of period assets	$43.8	$38.3	$61.3

Fixed Income
Beginning of period assets	$3.7	$3.2	$3.8
Sales	0.9	0.8	0.2
Redemptions	0.5	0.3	0.5

Net sales (redemptions)	0.4	0.5	(0.2)
Market / fund performance	0.3	—	—

End of period assets	$4.4	$3.7	$3.7

Alternatives
Beginning of period assets	$0.4	$0.5	$1.4
Sales	—	—	0.1
Redemptions	0.1	0.1	0.2

Net sales (redemptions)	(0.1)	(0.1)	—
Market / fund performance	—	(0.1)	(0.1)

End of period assets	$0.3	$0.4	$1.2

Value(2)
Beginning of period assets	$8.6	$9.1	$10.1
Sales	1.4	1.4	1.5
Redemptions	0.6	1.1	0.6

Net sales (redemptions)	0.8	0.3	0.9
Market / fund performance	1.6	(0.8)	—

End of period assets	$11.0	$8.6	$10.9

Money Market
Beginning of period assets	$2.6	$7.9	$12.2
Sales	0.2	3.0	23.0
Redemptions	0.8	8.3	23.4

Net sales (redemptions)	(0.6)	(5.3)	(0.4)
Market / fund performance	—	—	—

End of period assets	$2.0	$2.6	$11.8

Total Company
Beginning of period assets	$110.9	$123.5	$187.6
Sales	8.6	9.0	37.2
Redemptions	6.9	15.2	32.6

Net sales (redemptions)	1.7	(6.2)	4.6
Market / fund performance	20.0	(6.4)	(0.4)

End of period assets	$132.6	$110.9	$191.8

Total Excluding Money Market
Beginning of period assets	$108.3	$115.6	$175.4
Sales	8.4	6.0	14.2
Redemptions	6.1	6.9	9.2

Net sales (redemptions)	2.3	(0.9)	5.0
Market / fund performance	20.0	(6.4)	(0.4)

End of period assets	$130.6	$108.3	$179.9

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented. Therefore totals and subtotals may not foot

Notes:

(1)
Represents all assets managed by INTECH Investment Management LLC.

(2)
Represents all assets managed by Perkins Investment Management LLC.

Janus Investment Fund ("JIF")

			Lipper Rankings Based on Total Returns as of 6/30/09
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
Growth Funds	PM Inception	Lipper Category	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds
Janus Twenty Fund(1)	Jan-08	Large-Cap Growth Funds	81	681/841	1	1/717	1	2/602	12	36/313	26	209/815
Janus Fund	Oct-07	Large-Cap Growth Funds	42	347/841	35	250/717	49	294/602	65	201/313	46	365/799
Janus Orion Fund	Dec-07	Multi-Cap Growth Funds	90	409/458	20	71/365	3	9/306	—	—	75	324/434
Janus Research Fund	Jan-06	Large-Cap Growth Funds	57	473/841	13	89/717	9	53/602	37	114/313	14	92/693
Janus Enterprise Fund	Oct-07	Mid-Cap Growth Funds	46	238/522	16	71/457	10	37/376	77	137/179	26	128/496
Janus Venture Fund(1)	Jan-01	Small-Cap Growth Funds	24	138/578	18	86/498	24	97/412	60	127/214	22	64/291
Janus Triton Fund	Jun-06	Small-Cap Growth Funds	4	19/578	2	5/498	—	—	—	—	2	5/498
Core Funds
Janus Growth and Income Fund	Nov-07	Large-Cap Core Funds	40	370/936	57	458/809	25	163/673	29	107/379	38	332/890
Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	88	661/755	17	102/610	3	12/454	—	—	16	32/203
Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	3	11/524	1	3/388	2	3/295	11	15/147	1	2/342
Janus Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	70	647/936	64	516/809	18	117/673	19	71/379	63	560/890
INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	53	396/755	68	414/610	46	205/454	—	—	45	164/366
Global/International Funds
Janus Overseas Fund	Jun-03	International Funds	8	90/1237	1	8/935	1	1/711	3	9/378	1	1/643
Janus Worldwide Fund	Apr-09	Global Funds	19	96/524	45	170/381	69	201/294	87	132/152	‡
Janus Global Life Sciences Fund	Apr-07	Global Healthcare/Biotechnology Funds	72	36/49	45	20/44	49	21/42	25	4/15	16	8/49
Janus Global Technology Fund	Jan-06	Global Science & Technology Funds	33	26/78	22	16/73	27	18/67	46	10/21	28	20/73
Janus Global Research Fund	Feb-05	Global Funds	51	264/524	10	38/381	—	—	—	—	6	18/318
Janus Global Opportunities Fund	Apr-09	Global Funds	6	31/524	24	88/381	61	179/294	—	—	‡
Value Funds
Perkins Mid Cap Value Fund—Inv(1)	Aug-98	Mid-Cap Value Funds	16	45/291	4	8/235	3	5/179	2	1/63	2	1/52
Perkins Small Cap Value Fund—Inv*(1)	Feb-97	Small-Cap Core Funds	1	6/768	2	7/617	10	46/503	14	33/242	5	6/130
Income Funds
Janus Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	6	29/566	6	26/462	6	23/395	21	44/210	7	35/511
Janus High-Yield Fund	Dec-03	High Current Yield Funds	8	35/462	19	74/392	18	60/333	10	20/202	18	55/322
Janus Short-Term Bond Fund	May-07	Short Investment Grade Debt	1	1/255	2	3/210	3	4/175	9	8/90	3	7/248
Asset Allocation Funds
Janus Smart Portfolio-Growth	Dec-05	Mixed-Asset Target Alloc. Growth Funds	63	414/661	7	35/536	—	—	—	—	6	29/521
Janus Smart Portfolio-Moderate	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	24	121/524	3	8/388	—	—	—	—	5	16/376
Janus Smart Portfolio-Conservative	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	20	83/422	3	9/345	—	—	—	—	2	6/314

Data presented reflects past performance, which is no guarantee of future results. Strong rankings are not indicative of positive fund performance. Year-to-date absolute performance for some funds is negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

(1)
Closed to new investors.

(2)
Ranking is for the investor share class only; other classes may have different performance characteristics.

‡
In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Adviser Series ("JAD") Class S Shares			Lipper Rankings Based on Total Returns as of 6/30/09
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
Growth Funds	PM Inception	Lipper Category	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds
Forty Fund	Jan-08	Large-Cap Growth Funds	86	720/841	1	4/717	1	3/602	2	6/313	43	346/815

Mid Cap Growth Fund	Oct-07	Mid-Cap Growth Funds	36	187/522	10	45/457	6	21/376	75	135/179	19	94/496

Large Cap Growth Fund	Oct-07	Large-Cap Growth Funds	41	343/841	42	301/717	56	335/602	53	166/313	45	357/799

INTECH Risk-Managed Growth Fund	Jan-03	Multi-Cap Growth Funds	60	274/458	70	254/365	82	251/306	—	—	80	221/277

Orion Fund	Dec-07	Mid-Cap Growth Funds	55	285/522	11	49/457	—	—	—	—	54	272/503

Small-Mid Growth Fund	Jun-06	Small-Cap Growth Funds	5	26/578	2	9/498	—	—	—	—	2	9/498

Core Funds
Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	3	12/524	2	4/388	2	4/295	10	14/147	1	3/342

Growth and Income Fund	Nov-07	Large-Cap Core Funds	64	597/936	76	610/809	42	279/673	21	77/379	63	557/890

Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	71	662/936	66	527/809	19	127/673	23	84/379	69	614/890

Small Company Value Fund	Mar-09	Small-Cap Core Funds	13	94/768	31	188/617	28	141/503	—	—	‡

INTECH Risk-Managed Core Fund	Jan-03	Multi-Cap Core Funds	48	357/755	67	407/610	44	196/454	—	—	35	124/357

Contrarian Fund	Aug-05	Multi-Cap Core Funds	92	690/755	38	229/610	—	—	—	—	17	90/541

Global/International/ Funds
International Growth Fund	Jun-03	International Funds	8	96/1237	1	7/935	1	1/711	3	8/378	1	2/643

Worldwide Fund	Apr-09	Global Funds	8	39/524	26	96/381	53	155/294	76	115/152	‡

International Equity Fund	Nov-06	International Funds	15	179/1237	—	—	—	—	—	—	2	18/979

INTECH Risk-Managed International Fund	May-07	International Funds	62	761/1237	—	—	—	—	—	—	48	513/1070

International Forty Fund	May-08	International Funds	50	616/1237	—	—	—	—	—	—	30	355/1207

Global Research Fund	Nov-07	Global Funds	56	294/524	—	—	—	—	—	—	43	195/461

Value Funds
Perkins Mid Cap Value Fund	Dec-02	Mid-Cap Value Funds	15	41/291	2	4/235	3	4/179	—	—	8	12/155

INTECH Risk-Managed Value Fund	Dec-05	Multi-Cap Value Funds	54	187/346	60	168/283	—	—	—	—	60	156/259

Alternative Funds
Long/Short Fund	Aug-06	Long/Short Equity Funds	46	47/103	—	—	—	—	—	—	30	14/47

Global Real Estate Fund	Nov-07	Global Real Estate Funds	5	4/81	—	—	—	—	—	—	4	3/74

Income Funds
Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	4	22/566	7	30/462	8	29/395	20	42/210	7	35/511

High-Yield Fund	Aug-05	High Current Yield	14	64/462	27	103/392	—	—	—	—	27	99/369

Rankings are for the Class S Shares only; other classes may have different performance characteristics.

Note:

‡
In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Aspen Series ("JAS") Institutional Shares			Lipper Rankings Based on Total Returns as of 6/30/09
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
Growth Funds	PM Inception	Lipper Category	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds
Forty Portfolio	Jan-08	VA Large-Cap Growth	87	206/236	1	1/213	1	1/192	3	2/76	31	70/229

Janus Portfolio	Oct-07	VA Large-Cap Growth	37	86/236	32	68/213	58	111/192	62	47/76	36	80/224

Enterprise Portfolio	Oct-07	VA Mid-Cap Growth	59	80/136	12	15/124	9	9/111	73	31/42	23	29/129

Core Funds
Balanced Portfolio	Apr-05	VA Mixed-Asset Target Alloc. Mod.	2	3/185	1	1/120	3	2/78	13	6/47	2	1/95

Growth and Income Portfolio	Nov-07	VA Large-Cap Core	21	48/230	30	62/207	14	24/182	11	9/87	17	37/221

Fundamental Equity Portfolio	Nov-07	VA Large-Cap Core	65	149/230	56	116/207	15	27/182	16	14/87	53	117/221

Global/International Funds
Worldwide Growth Portfolio	Apr-09	VA Global	29	36/125	39	34/88	82	60/73	87	31/35	‡	0

International Growth Portfolio	Jun-03	VA International	4	10/275	1	2/232	1	1/193	3	2/97	1	1/185

Global Life Sciences Portfolio	Oct-04	VA Health/Biotechnology	95	36/37	43	15/34	19	6/31	—	—	16	5/31

Global Technology Portfolio	Jan-06	VA Science & Technology	37	21/57	26	14/54	16	8/52	—	—	28	15/54

Value Funds
Perkins Mid Cap Value Portfolio	May-03	VA Mid-Cap Value	6	4/76	2	1/63	2	1/52	—	—	2	1/49

Income Funds
Flexible Bond Portfolio	May-07	VA Intermediate Investment Grade Debt	10	7/73	17	11/67	19	11/60	18	5/28	13	9/69

Data presented reflects past performance, which is no guarantee of future results. Strong rankings are not indicative of positive fund performance. Year-to-date absolute performance for some funds is negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

Note:

‡
In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

			The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.
Janus Investment Fund ("JIF")		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	***	1565	****	1565	***	1294	**	663

Janus Enterprise Fund	Mid-Cap Growth Funds	***	794	****	794	****	658	**	331

Janus Growth and Income Fund	Large Growth Funds	***	1565	**	1565	***	1294	****	663

Janus Research Fund	Large Growth Funds	***	1565	***	1565	***	1294	**	663

Janus Twenty Fund(1)	Large Growth Funds	****	1565	*****	1565	*****	1294	***	663

Janus Venture Fund(1)	Small Growth Funds	***	687	***	687	***	573	**	310

Janus Overseas Fund(1)	Foreign Large Growth Funds	*****	226	*****	226	*****	172	****	89

Janus Balanced Fund	Moderate Allocation Funds	*****	960	*****	960	*****	793	*****	453

Janus Fundamental Equity Fund	Large Growth Funds	****	1565	**	1565	****	1294	****	663

Janus Mid Cap Value Fund—Investor Shares(2)	Mid-Cap Value Funds	*****	332	*****	332	*****	245	*****	87

Janus Small Cap Value Fund—Investor Shares(1,2)	Small Value Funds	*****	318	*****	318	*****	242	****	117

Janus Flexible Bond Fund	Intermediate-Term Bond Funds	*****	983	*****	983	*****	860	****	476

Janus High-Yield Fund	High Yield Bond Funds	****	478	****	478	****	404	****	252

Janus Short-Term Bond Fund	Short-Term Bond Funds	*****	358	*****	358	*****	301	****	157

Janus Worldwide Fund	World Stock Funds	**	544	***	544	**	446	**	253

Janus Orion Fund	Health Funds	***	159	***	159	***	146	**	59

Janus Global Life Sciences Fund	Technology Funds	****	215	****	215	****	194	****	75

Janus Global Technology Fund	Mid-Cap Growth Funds	****	794	***	794	****	658		N/A

INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1740	***	1740	****	1363		N/A

Janus Contrarian Fund	Large Blend Funds	****	1740	**	1740	*****	1363		N/A

Janus Global Opportunities Fund	World Stock Funds	***	544	****	544	***	446		N/A

Janus Triton Fund	Small Growth Funds	*****	687	*****	687		N/A		N/A

Janus Global Research Fund	World Stock Funds	****	544	****	544		N/A		N/A

Janus Smart Portfolio-Growth	Moderate Allocation Funds	****	960	****	960		N/A		N/A

Janus Smart Portfolio-Moderate	Moderate Allocation Funds	*****	960	*****	960		N/A		N/A

Janus Smart Portfolio-Conservative	Conservative Allocation Funds	*****	485	*****	485		N/A		N/A

Percent of funds rated 4 / 5 Stars		69.2%		65.4%		66.7%		58.8%

Data presented reflects past performance, which is no guarantee of future results. Strong ratings are not indicative of positive fund performance. Year-to-date absolute performance for some funds is negative. ©2009 Morningstar, Inc. All Rights Reserved.

Notes:

(1)
Closed to new investors.

(2)
Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

			The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.
Janus Adviser Series ("JAD") S Shares		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	*****	960	*****	960	*****	793	*****	453

Fundamental Equity Fund	Large Growth Funds	****	1565	**	1565	****	1294	****	663

Flexible Bond Fund	Intermediate-Term Bond Funds	*****	983	*****	983	*****	860	****	476

Forty Fund	Large Growth Funds	*****	1565	*****	1565	*****	1294	****	663

Growth & Income Fund	Large Growth Funds	***	1565	**	1565	***	1294	****	663

International Growth Fund	Foreign Large Growth Funds	*****	226	*****	226	*****	172	*****	89

Large Cap Growth Fund	Large Growth Funds	***	1565	***	1565	***	1294	***	663

Mid Cap Growth Fund	Mid-Cap Growth Funds	***	794	****	794	****	658	**	331

Worldwide Fund	World Stock Funds	***	544	****	544	***	446	**	253

Perkins Mid Cap Value Fund	Mid-Cap Value Funds	*****	332	*****	332	*****	245		N/A

INTECH Risk-Managed Core Fund	Large Blend Funds	****	1740	***	1740	****	1363		N/A

INTECH Risk-Managed Growth Fund	Large Growth Funds	**	1565	**	1565	**	1294		N/A

Perkins Small Company Value Fund	Small Value Funds	***	318	***	318	***	242		N/A

Contrarian Fund	Large Blend Funds	**	1740	**	1740		N/A		N/A

Orion Fund	Mid-Cap Growth Funds	***	794	***	794		N/A		N/A

Small-Mid Growth Fund	Mid-Cap Growth Funds	*****	794	*****	794		N/A		N/A

High-Yield Fund	High Yield Bond Funds	****	478	****	478		N/A		N/A

INTECH Risk-Managed Value Fund	Large Value Funds	***	1154	***	1154		N/A		N/A

International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A

Perkins Large Cap Value Fund	Large Value Funds		N/A		N/A		N/A		N/A

Global Real Estate Fund	Global Real Estate Funds		N/A		N/A		N/A		N/A

Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A

Long/Short Fund	Long-Short Funds		N/A		N/A		N/A		N/A

International Forty Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A

INTECH Risk-Managed International Fund	Foreign Large Blend Funds		N/A		N/A		N/A		N/A

Modular Portfolio Construction Fund	Moderate Allocation Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		50.0%		50.0%		61.5%		66.7%

Data presented reflects past performance, which is no guarantee of future results. Strong ratings are not indicative of positive fund performance. Year-to-date absolute performance for some funds is negative. © 2009 Morningstar, Inc. All Rights Reserved.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

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  Exhibit 99.1
JANUS CAPITAL GROUP INC. UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (dollars in millions, except per share data or as noted)